ACCOUNTS AND NOTES RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	$ 113,420	¥ 737,946		¥ 437,016
Notes receivable	323	2,100		2,346
Allowance for doubtful accounts	(891)	(5,794)	$ (1,031)	(6,708)	¥ (7,956)	¥ (11,555)
Accounts and notes receivable, net	$ 112,852	¥ 734,252		¥ 432,654